Exhibit 99.4

FORM OF LETTER OF TRANSMITTAL

To Exchange Certificates and Book-Entry Positions Formerly Representing Partnership Interests of

NTS-Properties V, a Maryland limited partnership
Mailing Address:	EXCHANGE AGENT: REGISTRAR AND TRANSFER COMPANY	By Hand:
Registrar and Transfer Company		Registrar and Transfer Company
Attn: Corporate Actions	Information Agent	Attn: Corporate Actions
P.O. Box 645	The Altman Group	10 Commerce Drive
Cranford, New Jersey 07016-0645	(800) 780-7441	Cranford, New Jersey 07016

DESCRIPTION OF CERTIFICATES/BOOK-ENTRY POSITIONS SURRENDERED

Certificate(s) Enclosed (attach list if necessary)

(See Instructions) Name(s) and Address of Registered Holder(s)	Certificate Number(s)	Number of Existing Partnership Units Represented by Certificate(s) /Book-Entry Positions

TOTAL

☐            Check the box to the left if you have lost any of your certificates and complete the Affidavit For Lost Certificate(s) on the reverse side. (See Instruction # 4)

☐            Check the box to the left if you hold Existing Partnership Units in book-entry form.

☐            Check the box to the left if you wish to recieve a paper certificate instead of holding NTS Realty Units in book-entry form and having your ownership position directly registered with Registrar and Transfer Company.

SIGNATURES MUST BE PROVIDED BELOW – PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

On February 3, 2004, NTS Realty Holdings Limited Partnership (“NTS Realty”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NTS-Properties III, NTS-Properties IV, NTS-Properties V, a Maryland limited partnership (“NTS-Properties V”), NTS-Properties VI, a Maryland limited partnership, and NTS-Properties VII, Ltd. (each a “Partnership” and collectively the “Partnerships”). The closing of the transactions contemplated by the Merger Agreement occurred on December 28, 2004 and, as a result, the Partnerships have merged into NTS Realty. Pursuant to the Merger Agreement, NTS Realty is required to send Letters of Transmittal to holders of certificates and book-entry positions formerly representing partnership interests (“Existing Partnership Units”) in the Partnerships. Records show that you are a holder of Existing Partnership Units in NTS-Properties V. This Letter of Transmittal is used to exchange your Existing Partnership Units in NTS-Properties V for partnership units in NTS Realty (“NTS Realty Units”). Please note that you will receive a separate Letter of Transmittal for each Partnership in which you hold Existing Partnership Units; therefore, you may have to complete multiple Letters of Transmittal to receive all of the NTS Realty Units to which you may be entitled.

Pending your exchange of Existing Partnership Units in NTS-Properties V for NTS Realty Units, (i) income, gain and loss resulting from NTS Realty’s operations will continue to be allocated to you, (ii) you will not receive distributions with respect to the NTS Realty Units although these distributions, if any, will be credited to you once you properly complete and return a Letter of Transmittal and (iii) you will not be able to sell, assign, pledge, gift, convey, transfer or otherwise dispose of any NTS Realty Units to which you may be entitled, except by will or the laws of descent and distribution; any violating sale, assignment, pledge, gift, conveyance, transfer or other disposal will be null and void.

THE UNDERSIGNED UNDERSTANDS THAT: (1) EXECUTION AND SUBMISSION OF THIS LETTER OF TRANSMITTAL CONSTITUTES A WAIVER OF ANY APPRAISAL RIGHTS WITH RESPECT TO HIS, HER OR ITS EXISTING PARTNERSHIP UNITS IN NTS-PROPERTIES V AND (2) IF HE, SHE OR IT HAS PREVIOUSLY FILED A DEMAND FOR APPRAISAL WITH RESPECT TO HIS, HER OR ITS EXISTING PARTNERSHIP UNITS, SUBMISSION OF THIS LETTER OF TRANSMITTAL CONSTITUTES A WITHDRAWAL OF SUCH DEMAND.

I (We) (i) hereby represent and warrant that I (we) have full authority to deliver, surrender, transfer and exchange the certificates and book-entry positions described above as provided herein and agree to furnish or execute any additional documents requested, and to comply with any additional requirements imposed, by the Exchange Agent or NTS Realty to complete such delivery, surrender, transfer and exchange; and (ii) understand and agree that the Instructions in this Letter of Transmittal are part of the terms and conditions for delivery, surrender, transfer and exchange of the certificate(s) and book-entry positions and are incorporated herein by reference.

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear on the printed label above, or by the authorized agent of the registered holder(s).

SIGNATURE(S) REQUIRED		SPECIAL DELIVERY INSTRUCTIONS

IMPORTANT – THIS BOX MUST BE SIGNED AND DATED		Complete ONLY if a paper certificate(s) is to be mailed to an address other than the address reflected above. (See Instruction # 3)

Signature(s) of Registered Holder(s) or Agent:

Must be signed by the registered holder(s) EXACTLY as name(s) appear on the printed label above. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in fiduciary or representative capacity or other person, please set forth title. (See Instruction # 2)

Address:

Registered Holder Signature

Registered Holder Signature

Title, if any

Phone	Date

INSTRUCTIONS

Forming a Part of the Terms and Conditions of this Letter of Transmittal

1. General. At the time the Letter of Transmittal is properly completed and executed by or on behalf of the registered holder(s) and accompanied by all old certificate(s), if applicable, when surrendered to the Exchange Agent at the addresses set forth in this Letter of Transmittal, the Exchange Agent will exchange your old certificates and book-entry positions of Existing Partnership Units in NTS-Properties V for NTS Realty Units. Unless you check the appropriate box on the face of this Letter of Transmittal indicating that you would like to receive a paper certificate, the Exchange Agent will issue and distribute the NTS Realty Units in book-entry form only, which is commonly referred to as direct registration. Direct registration means that NTS Realty Units will be credited in book form, in lieu of a paper certificate, to an account maintained by Registrar and Transfer Company, NTS Realty’s transfer agent and registrar.

NTS Realty strongly recommends that you use an overnight courier service to deliver documents to the Exchange Agent. If you use the mail, NTS Realty recommends the use of registered insured mail, return receipt requested.

Insert the certificate number(s) of all old certificate(s), if applicable, that you are surrendering herewith and the number of Existing Partnership Units represented by each certificate and book-entry position in the box at the top of the Letter of Transmittal. If the space provided is insufficient, attach a separate sheet listing this information. If you hold Existing Partnership Units in book-entry form, please check the appropriate box on the face of the Letter of Transmittal.

2. Authority of Signatory. If the Letter of Transmittal is signed by an agent, attorney, executor, administrator, trustee, guardian or other fiduciary, or by a person acting in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, the person must indicate his or her full title along with proper documentary evidence of his or her appointment and authority to act in this capacity (including, where necessary, bylaws, corporate resolutions and court orders) must be forwarded with the surrendered certificate(s), if any, and this Letter of Transmittal.

3. Special Delivery Instructions. Indicate the address to which a paper certificate, if requested, is to be sent if different from the address of the person(s) signing this Letter of Transmittal.

4. Letter of Transmittal Required; Surrender of Certificate(s); Lost Certificate(s). You will not receive any NTS Realty Units unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with all old certificate(s), if any, evidencing your Existing Partnership Units and any required accompanying evidences of authority.

If your certificate(s) has been lost, stolen, or destroyed, you should check the box on the face of the Letter of Transmittal indicating that the certificate(s) is lost, complete the rest of the form including the Affidavit For Lost Certificate(s) below and return it to the Exchange Agent, along with any certificate(s) of in your possession. You must also send a check payable to Seaboard Surety Company in the amount of 1.5% of the market value of the lost certificate(s) (minimum $20.00). If the premium exceeds $1,500, please contact the Information Agent. To calculate the surety bond premium of 1.5% of the market value of your lost certificates, you must first determine the number of NTS Realty Units that you are otherwise entitled to receive for those lost certificates. You must then obtain from your broker the current market price for NTS Realty Units, as reported by the American Stock Exchange. Using this information, multiply the current market price by the number of NTS Realty Units that you are otherwise entitled to receive for your lost certificates and then multiply the resulting product by 0.015. This amount equals the surety bond premium of 1.5% that you must submit with the Letter of Transmittal, subject to a $20.00 minimum fee. If you have any questions about this calculation, please contact the Information Agent.

AFFIDAVIT FOR LOST CERTIFICATE(S)

The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this Letter of Transmittal as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

In requesting the replacement of this certificate(s), I hereby agree that: If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless NTS Realty, NTS-Properties V, Seaboard Surety Company, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees that may be incurred by these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident or other obligation on the part of or by any officer or employee of the parties.

I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Seaboard Surety Company. My check, payable to the Seaboard Surety Company, to cover the premium of 1.5% of the market value of the lost certificate(s) (minimum $20.00), is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Sign Here:

Co-Owner, if any:

Date:	, 20

5. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of the Letter of Transmittal and any surrender of certificate(s) will be determined by NTS Realty (which may delegate the power to so determine in whole or in part to the Exchange Agent), and any such determination shall be final and binding absent manifest error. NTS Realty reserves the right to waive any irregularities or defects in the surrender of certificate(s) and its interpretation of the terms and conditions of this Letter of Transmittal or any other documents delivered therewith with respect to such irregularities or defects shall be in its sole discretion. A surrender will not be deemed to have been validly made until all irregularities and defects have been cured.

6. Timing of the Exchange. Registration of NTS Realty Units in your name will typically be completed within ten business days following receipt by the Exchange Agent of a properly completed and duly executed Letter of Transmittal. Failure to properly complete the Letter of Transmittal may increase processing time.

7. Inquiries. All inquiries should be directed to the Information Agent at (800) 780-7441.